                     ______________ Shares of Common Stock

                             UNITED STATIONERS INC.

                             UNDERWRITING AGREEMENT

                            __________________, 1998



BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MORGAN STANLEY & CO. INCORPORATED
CLEARY GULL REILAND & MCDEVITT INC.
   As Representatives (the "Representatives") of the several Underwriters named in
   Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
245 Park Avenue
New York, New York 10167

Ladies and Gentlemen:

     Subject to the terms and conditions stated herein, (i) United Stationers Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell to the several underwriters named on Schedule I attached hereto (the "UNDERWRITERS"), an aggregate of 1,750,000 authorized but unissued shares (the "COMPANY SHARES") of common stock, par value $.10 per share, of the Company (the "COMMON STOCK") and (ii) the persons named on Schedule II attached hereto (the "SELLING STOCKHOLDERS") propose to sell, severally and not jointly, to the Underwriters an aggregate of _____________ shares of issued and outstanding Common Stock (the "STOCKHOLDER SHARES"). The Company Shares and the Stockholder Shares, representing an aggregate of ______________ shares of Common Stock, are herein referred to collectively as the "FIRM SHARES." In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to sell to the Underwriters, at the option of the Underwriters, up to an additional ___________ shares of Common Stock (the "ADDITIONAL SHARES"). The Firm Shares and any Additional Shares purchased by the Underwriters are herein referred to collectively as the "SHARES." The Shares are more fully described in the Registration Statement referred to below.

     1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to, and agrees with, the several Underwriters that:

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     (a)  The Company has filed with the Securities and Exchange Commission
(the "COMMISSION") a registration statement, and may have filed an amendment or amendments thereto, on Form S-3 (No. 333-____________), for the registration of the Shares under the Securities Act of 1933, as amended (the "ACT"). The Company will not, without the prior consent of the Representatives (which consent will not be unreasonably withheld), file any amendment thereto or make any change in the form of final prospectus included therein. Such registration statement, including the prospectus, financial statements and schedules, exhibits and all other documents filed as a part thereof, at the time of effectiveness of the registration statement, including any information to be a part thereof as of the time of effectiveness pursuant to paragraph (b) of Rule 430A or Rule 434 of the rules and regulations of the Commission under the Act (the "REGULATIONS"), is herein called the "REGISTRATION STATEMENT" and the prospectus, in the form first filed with the Commission pursuant to Rule 424(b) of the Regulations or filed as part of the Registration Statement at the time of effectiveness if no Rule 424(b) or Rule 434 filing is required, is herein called the "PROSPECTUS." The term "PRELIMINARY PROSPECTUS" as used herein means a preliminary prospectus as described in Rule 430 of the Regulations. If the Company has filed an abbreviated registration statement to register additional shares of Common Stock pursuant to Rule 462(b) of the Regulations (the "RULE 462 REGISTRATION STATEMENT"), then any reference herein to the term "REGISTRATION STATEMENT" shall be deemed to include such Rule 462 Registration Statement. Any reference herein to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), on or before the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "AMEND," "AMENDMENT" or "SUPPLEMENT" with respect to the Registration Statement, any preliminary prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such preliminary prospectus or the date of the Prospectus, as the case may be, and prior to the termination of the Offering to which the Registration Statement relates, which is incorporated therein by reference and (ii) any such document so filed.

     (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto (including any documents or portions of documents incorporated or deemed incorporated by reference therein) complied or will comply in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and do not or will not contain an untrue statement of a material fact and do not or will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the Registration Statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such preliminary prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Act and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstance under which they were made, not misleading. No representation and warranty is made in this subsection
(b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related preliminary prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives expressly for use in connection with the preparation thereof.

     (c) Neither the Commission nor the "Blue Sky" or securities authority of any jurisdiction has issued an order (a "STOP ORDER") suspending the effectiveness of the Registration Statement, preventing or suspending the use of any preliminary prospectus, the Prospectus, the Registration Statement or any amendment or supplement thereto, refusing to permit the effectiveness of the Registration Statement, or suspending the registration or qualification of the Firm Shares or the Additional Shares, nor, to the best knowledge of the Company (based solely upon telephonic inquiry to the Commission), has any of such authorities instituted or overtly threatened to institute any proceedings with respect to a Stop Order.

     (d) Ernst & Young LLP, whose report is filed with the Commission as a part of the Registration Statement, serves as independent public accountants with regard to the Company and each of its subsidiaries as required by the Act and the Regulations.

     (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has been no material adverse change, nor any development involving a prospective material adverse change, in the business, prospects, properties, operations, condition (financial or other) or results of operations of the Company and its subsidiaries taken as a whole, whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of its subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, which are material to the Company and its subsidiaries taken as a whole, except for liabilities or obligations which are reflected in the Registration Statement and the Prospectus.

     (f) The Company and United Stationers Supply Co., an Illinois corporation and the principal operating subsidiary of the Company ("USSC"), have the corporate power and the authority to enter into this Agreement, perform each of their respective obligations hereunder and, with respect to the Company, to issue, sell and deliver the Shares to be sold by it hereunder. This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and USSC and this Agreement has been duly and validly executed and delivered by the Company and USSC and, assuming the due execution and delivery if this Agreement by the Representatives, is a valid and binding obligation of the Company and USSC, enforceable against each of them in accordance with its terms, except to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

     (g) The execution, delivery and performance of this Agreement by the Company and USSC and the consummation of the transactions contemplated hereby do not and will not (i) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries, pursuant to the terms of any agreement, instrument, franchise, license or permit to which the Company or any of its subsidiaries is a party or by which any of such corporations or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Act of the Shares and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, all of which have been obtained as of the date hereof, or by the National Association of Securities Dealers, Inc. (the "NASD").

     (h) All of the outstanding shares of Common Stock have been duly and validly authorized and issued, are fully paid and nonassessable and were not issued and are not now in violation of or subject to any preemptive, maintenance or similar rights. The Company has, at the date hereof, an authorized and outstanding capitalization as set forth in the Registration Statement and the Prospectus. The Shares, when issued, delivered and sold in accordance with this Agreement, will be duly and validly issued and outstanding, fully

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paid and nonassessable, and will not have been issued in violation of or be subject to any preemptive, maintenance or similar rights. The Common Stock conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

     (i) Each of the Company and its subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation. Each of the Company and its subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which would not in the aggregate have a material adverse effect on the condition (financial or other), results of operation, cash flows, assets or prospects of the Company and its subsidiaries taken as a whole (a "MATERIAL ADVERSE EFFECT"). Each of the Company and its subsidiaries has all requisite corporate power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus, except for those for which the failure to so obtain would not in the aggregate have a Material Adverse Effect.

     (j) As of the date hereof, USSC was the Company's only significant subsidiary (as defined in the Regulations). All of the outstanding shares of capital stock of USSC have been duly and validly issued, are fully paid and non-assessable and were not issued in violation of preemptive rights or rights of first refusal and are owned directly by the Company free and clear of any lien, pledge, encumbrance, claim, security interest, restriction on transfer, stockholders' agreement, voting trust or other defect of title whatsoever other than the pledge of such shares to The Chase Manhattan Bank, as collateral agent under the Company's senior secured credit agreement.

     (k) Except as described in the Registration Statement and as shall be described in the Prospectus, there is no litigation, action, suit, investigation or proceeding, governmental or otherwise, to which the Company or any of its subsidiaries is a party or which is pending or, to the best knowledge of the Company, overtly threatened against the Company or any of its subsidiaries which (i) could reasonably be expected to have a Material Adverse Effect, (ii) is required to be disclosed in the Registration Statement and the Prospectus, or (iii) seeks to restrain, enjoin, prevent the consummation of, or otherwise challenge the issuance of, the Shares or the execution and delivery of this Agreement or any of the other transactions contemplated hereby, or questions the legality or validity of any such transactions or that seeks to recover damages or obtain other relief in connection with any of such transactions.

     (l) Since its determination to undertake the Offering, the Company has not taken and prior to the termination or completion of the Offering the Company will not take, directly or indirectly, any action designed to cause or result in, or which constitutes or which could reasonably be expected to constitute, the stabilization or manipulation of the market price of the shares of Common Stock to facilitate the sale or resale of the Shares.

     (m) The consolidated financial statements, including the notes thereto, and supporting schedules included in the Registration Statement and as will be set forth in the Prospectus present fairly the financial condition, results of operations, stockholders' equity and cash flows and other information purported to be shown therein of the Company and its subsidiaries at the dates and for the periods indicated. Such consolidated financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as otherwise disclosed therein. No other financial statements are required by Form S-3 or otherwise to be included in the Registration Statement or the Prospectus. The historical financial data set forth in the Registration Statement and as will be set forth in the Prospectus under the captions "Summary Consolidated Financial and Operating Data," "Capitalization," "Selected Consolidated Financial Data" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" fairly present, on the basis stated in the Registration Statement and as will be stated in the Prospectus, the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and as will be set forth in the Prospectus. All other financial information and statistical data set forth in the Registration Statement and as will be set forth in the Prospectus have been prepared on an accounting basis consistent with the financial statements included in the Registration Statement and as will be included in the Prospectus. The pro forma and "as adjusted" financial information included in the Registration Statement and as will be included in the Prospectus that gives effect to the issuance of the Shares, the application of the net proceeds therefrom and the other transactions and events specified therein has been properly compiled on the basis of the assumptions set forth with respect thereto. The pro forma adjustments to the historical figures have been properly applied to such figures and such pro forma financial information complies in all material respects with the applicable accounting requirements of the Commission.

     (n) Each of the Company and each of its subsidiaries has good and marketable title to all the properties and assets reflected as owned in the financial statements (or elsewhere) in the Registration Statement and as will be set forth in the Prospectus, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except (i) those, if any, reflected in the financial statements or otherwise described in the Registration Statement and as will be described in the Prospectus, or (ii) those which are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company and its subsidiaries. Each of the Company and its subsidiaries holds its leased properties under valid, subsisting and enforceable leases, with such exceptions as are not, individually or in the aggregate, material and do not individually or in the aggregate, interfere with the use made or proposed to be made of such properties by the Company or any of its subsidiaries. Except as disclosed in the Registration Statement

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and as will be disclosed in the Prospectus, the Company and each of its subsidiaries own or lease all such properties as are necessary to its operations as now conducted or as proposed to be conducted in the foreseeable future.

     (o) The Company is not, and upon consummation of the transactions contemplated hereby will not be, subject to registration as an "investment company" or an entity "controlled by" an "investment company" within the meaning of Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

     (p) The Company and each of its subsidiaries have (i) filed all federal, state and local and foreign tax returns which are required to be filed through the date hereof, and all such tax returns are true, complete and accurate in all material respects, or (ii) properly filed for extensions thereof and have paid all taxes shown on such returns and all assessments received by them except where, in the case of state and local and foreign tax returns, the failure to file, extend the due date of or pay the same, in the aggregate, could not reasonably be expected to have a Material Adverse Effect; the Company has no knowledge of any tax deficiency which has been or might be asserted against the Company or any of its subsidiaries which could reasonably be expected to have a Material Adverse Effect. All tax liabilities are adequately provided for on the consolidated books of the Company.

     (q) The Company and each of its subsidiaries own, or possess adequate licenses or other rights to use, all material patents, trademarks, service marks, trade names, copyrights, technology and know-how reasonably necessary to conduct the business now or proposed to be conducted by the Company and each of its subsidiaries as described in the Registration Statement and as will be described in the Prospectus, and, except as disclosed in the Registration Statement and as will be disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any written notice of infringement of or conflict with (or knows of such infringement or conflict with) rights of others with respect to any patents, trademarks, service marks, trade names, copyrights or know-how. The Company and each of its subsidiaries do not in the conduct of their business as now conducted infringe or conflict with any such rights of any third party, which infringement or conflict could reasonably be expected to have a Material Adverse Effect.

     (r) There are no contracts, indentures, mortgages, loan agreements, notes, leases or other agreements or instruments or other documents (collectively, "DOCUMENTS") required to be described or referred to in, or filed with, the Registration Statement and, in respect of the representation made at the Closing Date and the Additional Closing Date, the Prospectus, other than those described or referred to therein or filed as exhibits thereto. All such descriptions are accurate in all material respect and present fairly the information described therein.

     (s) There are no rights of return or other agreements between the Company and any customer of the Company, not adequately reserved for, which would cause any sales

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reflected in the Company's consolidated financial statements for the year ended December 31, 1997 or the three months ended March 31, 1998 included in the Registration Statement and to be included in the Prospectus to fail to qualify as sales in accordance with generally accepted accounting principles or the Company's revenue recognition policy as reflected in the audited financial statements included in the Registration Statement and to be included in the Prospectus, except for those for which the failure to so qualify could not reasonably be expected to have a Material Adverse Effect.

     (t) Each of the Company and its subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
(iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (u) Neither the Company nor any of its subsidiaries is in violation or breach of, or in default (nor has any event occurred which with notice, or lapse of time, or both, would constitute a default) of any contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement or understanding to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries may be bound where such default, either individually or together with all such other defaults, could reasonably be expected to have a Material Adverse Effect or on the ability of the Company to perform its obligations hereunder. Each such contract, agreement, indenture, loan or other agreement, instrument, mortgage, note, permit, lease, license, arrangement and understanding has been duly authorized, executed and delivered by the Company or any of its subsidiaries, as the case may be, is in full force and effect and is the legal, valid and binding obligation of the Company or its subsidiaries, as the case may be, and, to the Company's knowledge, the other parties thereto, and is enforceable against the Company or its subsidiaries, as the case may be, and, to the Company's knowledge, against the other parties thereto in accordance with its terms. Neither the Company nor any of its subsidiaries is in violation or breach of, or in default with respect to, any term of its respective certificate of incorporation or bylaws. Neither the Company nor any of its subsidiaries is in violation of, or in default with respect to, any law, rule, regulation, order, judgment or decree, except such as are described in the Registration Statement and as will be described in the Prospectus or such as, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

     (v) The Company has obtained from each of the Company's senior officers and directors and those holders of capital stock of the Company named on
Schedule II attached hereto a written agreement (a "LOCK-UP AGREEMENT"), in a form or forms approved by the Representatives and their counsel, that for a period of 60 days from the date of the Prospectus such person will not (i) directly or indirectly, offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (collectively, a "DISPOSITION"), any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, "SECURITIES"), now owned or hereafter acquired by such person or with respect to which such person has or hereafter acquires the power of disposition, otherwise than (A) as a bona fide gift or gifts, provided the donee or donees thereof agree to be bound in writing by the terms of the Lock-Up Agreement, (B) as a distribution or dividend to limited partners or stockholders of such person provided that the distributees thereof agree in writing to be bound by the terms of the Lock-Up Agreement, or (C) with the prior written consent of the Representatives, or (ii) make any demand for or exercise any right with respect to the registration of any Common Stock or other securities of the Company.

     (w) Except as described in the Registration Statement and as will be described in the Prospectus, no labor dispute with the employees of the Company and any of its subsidiaries exists or, to the knowledge of the Company, is threatened that could reasonably be expected to have a Material Adverse Effect.

     (x) Except as described in the Registration Statement and as will be described in the Prospectus, (i) the Company is not a party to or bound by any stockholders' agreements or voting trusts with respect to any securities of the Company and (ii) there are no contracts, agreements or understandings between the Company or any of its subsidiaries and any person or entity granting such person or entity the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or entity or to require the Company to include such securities in the securities registered pursuant to the Registration Statement other than such contracts, agreements or understandings for which appropriate waivers have been obtained.

     (y) To the knowledge of the Company, except as disclosed in the Registration Statement and as will be described in the Prospectus, neither it nor any of its subsidiaries is in violation of any federal or state law or regulation relating to occupational safety and health or to the storage, handling or transportation of hazardous or toxic materials, and the Company and each of its subsidiaries have received all material permits, licenses or other approvals required under applicable federal and state occupational safety and health and environmental laws and regulations to conduct their respective businesses. The Company and each of its subsidiaries are in compliance with all terms and conditions of any such permits, licenses or approvals, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which could not, individually or together with all such other violations or failures, reasonably be expected to have a Material Adverse Effect.

     (z) The Company has not incurred any liability for any finder's fees or similar payments in connection with the transactions herein contemplated.

     (aa) The Company, either directly or through one or more of its subsidiaries, has in effect, with insurers the Company reasonably believes to be financially sound, insurance with respect to its business and properties and the business and properties of its subsidiaries against loss or damage of the kind customarily insured against by corporations engaged in the same or similar businesses and similarly situated, of such type and in such amounts as are customarily carried under similar circumstances by such other corporations.

     (bb) The Company has complied and will comply with all provisions of Florida Statutes Section 517.075 (Chapter 92-198, Laws of Florida). Neither the Company, nor any affiliate thereof, does business with the government of Cuba or with any person or affiliate located in Cuba.

     2. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to, and agrees with, the several Underwriters that:

     (a) Such Selling Stockholder (i) has caused a certificate(s) for the number of Shares to be sold by such Selling Stockholder hereunder to be delivered to BankBoston, N.A., as custodian (the "CUSTODIAN"), endorsed in blank or with blank stock powers or assignments duly executed, with signatures appropriately guaranteed, if applicable; such certificate(s) to be held in custody by the Custodian for delivery pursuant to the provisions hereof on the Closing Date or the Additional Closing Date, as the case may be, and (ii) has granted an irrevocable power of attorney to Frederick B. Hegi, Jr., Randall W. Larrimore and Daniel H. Bushell, or any of them, as such Selling Stockholder's attorney-in-fact (each, an "ATTORNEY-IN-FACT"), all in accordance with the terms of a Power of Attorney and Custody Agreement (the "Selling Agreements"), in the form heretofore delivered to the Representatives, with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to such Selling Stockholder as provided in Section 3(a) hereof, to authorize the delivery of the Shares to be sold by such Selling Stockholder hereunder and to otherwise act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement.

     (b) The execution, delivery and performance of this Agreement and the Selling Agreements by or on behalf of such Selling Stockholder and the consummation of the transactions contemplated hereby and thereby will not (i) conflict with or result in the breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to the terms of any agreement, instrument, franchise, license or permit to which such Selling Stockholder is a party or by which such Selling Stockholder or any of such Selling Stockholder's property or assets may be bound, or (ii) violate or conflict with any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over such Selling Stockholder or such Selling Stockholder's properties or assets.

          (c) Such Selling Stockholder has, and at the time of delivery of the Shares to be sold by such Selling Stockholder, such Selling Stockholder will have, full legal right, power, authority and capacity, and, except as required under the Act and, with respect to sale of the Firm Shares and the Additional Shares, state securities and Blue Sky laws, all necessary consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits of and from all public, regulatory or governmental agencies and bodies, as are required for the execution, delivery and performance of this Agreement and the Selling Agreements and the consummation of the transactions contemplated hereby and thereby, including the sale, assignment, transfer and delivery of the Shares to be sold, assigned, transferred and delivered by such Selling Stockholder hereunder.

          (d) Each of this Agreement and the Selling Agreements has been duly and validly authorized, executed and delivered by or on behalf of such Selling Stockholder and is a valid and binding obligation of such Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms except to the extent that rights to indemnity hereunder may be limited by applicable federal or state securities laws or the public policy underlying such laws.

          (e) Such Selling Stockholder has good, valid and marketable title to the Shares to be sold by such Selling Stockholder pursuant to this Agreement, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, warrant agreements, voting trusts and other defects in title whatsoever, with full power to deliver such Shares hereunder, and, upon the delivery of and payment for such Shares as herein contemplated, each of the Underwriters (assuming that each such Underwriter acquires such Shares in good faith and without notice of an adverse claim) will receive good, valid and marketable title to the Shares purchased by it from such Selling Stockholder, free and clear of all liens, encumbrances, claims, security interests, restrictions on transfer, stockholders' agreements, warrant agreements, voting trusts and other defects in title whatsoever other than those as may result from any action taken by such Underwriter.

          (f) Since the date of the Company's determination to undertake the Offering, such Selling Stockholder has not taken and prior to termination or completion of the Offering such Selling Stockholder will not take, directly or indirectly, any action which has constituted or which was designed to constitute or which might reasonably be expected to cause or result in stabilization or manipulation of the market price of the shares of Common Stock in violation of the Act or the Exchange Act.

          (g) When the Registration Statement became effective, when any post-effective amendment to the Registration Statement becomes effective, when the Prospectus is first filed with the Commission pursuant to Rule 424(b), when any amendment of or supplement to the Prospectus is filed with the Commission, at the Closing Date and, if applicable, the Additional Closing Date, such parts of the Registration Statement and the

Prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein will not contain an untrue statement of a material fact and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration not misleading and (ii) in the case of the Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such parts of such preliminary prospectus and any amendments thereof and supplements thereto as relate to such Selling Stockholder and are based upon information furnished in writing to the Company by or on behalf of such Selling Stockholder expressly for use therein did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (h) Such Selling Stockholder confirms that the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

     3.  PURCHASE, SALE AND DELIVERY OF THE SHARES.

          (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to the several Underwriters the Company Shares and each of the Selling Stockholders selling Stockholder Shares agrees, severally and not jointly, to sell to the several Underwriters the number of Stockholder Shares set forth opposite the name of such Selling Stockholder on Schedule III attached hereto, and each Underwriter, severally and not jointly, agrees to purchase from the Company and each of the Selling Stockholders, at the price per share of $_______, the aggregate number of Company Shares or Stockholder Shares, as the case may be (to be adjusted by the Representatives to avoid fractional shares), determined by multiplying the aggregate number of Firm Shares to be sold by the Company and each of such Selling Stockholders, as set forth opposite their respective names in
Schedule III hereto, by a fraction, the numerator of which is the aggregate number of Firm Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm Shares to be purchased by all the Underwriters hereunder, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     In the event and to the extent that the Underwriters shall exercise the election to purchase Additional Shares as provided in paragraph 3(c) below, the Company agrees to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price per share set forth above in this Section 3(a), that number of Additional Shares as determined in accordance with paragraph 3(c) below, plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

          (b) Consummation of the purchase of the Firm Shares by the Underwriters shall be made at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas, or such other location as may be mutually acceptable to the Representatives, the Attorneys-in-Fact and the Company; provided, however, that delivery of the certificate, evidencing the Firm Shares shall be made through The Depository Trust Company ("DTC") at its offices in New York, New York. Such delivery and payment shall be made at 10:00 a.m., New York time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) after the determination of the initial public offering price of the Shares), or such other time not later than 15 business days after such date as shall be agreed upon by the Representatives and the Company (such time and date of payment and delivery being herein called the "CLOSING DATE"). Payment shall be made to the Company and the custodian for the Selling Stockholders by certified or official bank checks or wire transfers of federal funds or similar same day funds payable to the order of the Company and the custodian for the Selling Stockholders, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Shares to be purchased by them. Certificates for the Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Closing Date. The Company and the Selling Stockholders will permit the Representatives to examine and package such certificates for delivery at DTC at least one full business day prior to the Closing Date.

          (c) In addition, the Company, as and to the extent indicated on
Schedule III attached hereto, hereby grants to the several Underwriters an option to purchase up to _________ Additional Shares at the same purchase price to be paid by the several Underwriters to the Company and the Selling Stockholders for the Company Shares and the Stockholder Shares as set forth in Section 3(a), for the sole purpose of covering over-allotments in the sale of Firm Shares by the several Underwriters. This option may be exercised on one occasion only, in whole or in part, at any time on or before the thirtieth (30th) calendar day following the date of the Prospectus, by written notice by the Representatives to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representatives, when the certificates relating to the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "ADDITIONAL CLOSING DATE"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date or earlier than the second
(2nd) full business day
after the date on which the option shall have been exercised nor later than the eighth (8th) full business day after the date on which the option shall have been exercised, unless such time and date are postponed in accordance with the provisions of Section 10 hereof. Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Representatives may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit the Representatives to examine and package such certificates for delivery at DTC at least one full business day prior to the Additional Closing Date.

     If the option is exercised in full, the number of Additional Shares to be sold by the Company shall be as is set forth opposite its names on
Schedule III attached hereto. In the event that the option is exercised in part, the number of Additional Shares to be sold by the Company shall be adjusted downward accordingly. The number of Additional Shares to be purchased from the Company by each Underwriter (as adjusted by the Representatives to eliminate fractional shares) shall be determined by multiplying the aggregate number of Additional Shares to be sold by the Company by a fraction, the numerator of which is the number of Firm Shares to be purchased by such Underwriter pursuant to Schedule I and the denominator of which is the maximum number of Firm Shares which all of the Underwriters are entitled to purchase pursuant to Schedule I. The number of Additional Shares to be purchased by each Underwriter if the option is exercised in full is set forth opposite the name of such Underwriter on Schedule I attached hereto.

     Payment for the Additional Shares shall be made by certified or official bank check, or wiring of federal funds or similar same day funds, payable to the order of the Company at the offices of Haynes and Boone, LLP, 901 Main Street, Suite 3100, Dallas, Texas, or such other location as may be mutually acceptable, upon delivery of the certificates for the Additional Shares to the Representatives for the respective accounts of the Underwriters.

     4.  OFFERING.

          (a) It is understood that after the Registration Statement becomes effective under the Act the several Underwriters propose to offer the Shares for sale to the public upon the terms set forth in the Prospectus.

          (b) You represent and warrant that you are authorized to execute and deliver this Agreement on behalf of the several Underwriters named in
Schedule I hereto and to exercise all authority and discretion vested in the Underwriters or you by the provisions of this Agreement, and that the Company and the Selling Stockholders shall be entitled to act and rely on any statement, request, notice, consent, waiver or agreement purportedly given on behalf of any or all of the Underwriters when the same shall have been given by the Representatives (jointly or by Bear, Stearns & Co. Inc. on behalf of the Representatives) on such behalf.

     5.  COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDERS.

          (a) The Company covenants and agrees with the several Underwriters that:

               (i) If the Registration Statement has not yet been declared effective, the Company will use its best efforts to cause the Registration Statement and any amendments thereto to become effective as promptly as possible, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b) or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) or Rule 434 within the prescribed time period and will provide evi-dence satisfactory to the Representatives of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a term sheet that complies with the requirements of Rule 434.

          The Company will notify the Representatives immediately (and, if requested by the Representatives, will confirm such notice in writing)
     (A) when the Registration Statement and any amendments thereto become effective, (B) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information, (C) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus, (D) of the issuance by the Commission of any Stop Order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, (E) of the receipt of any comments from the Commission, and (F) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a Stop Order at any time, the Company will make every reasonable effort to prevent the issuance of any such Stop Order and, if issued, to obtain the lifting of such Stop Order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b)or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus to which the Representatives shall reasonably object in writing after being timely furnished in advance a copy thereof.

               (ii) If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Act or the Regulations, the Company will notify the Representatives promptly and prepare and file with the Commission an appropriate post-effective amendment or supplement (in form and substance satisfactory to the Representatives) which will correct such statement or omission and will use its best efforts to have any such post-effective amendment to the Registration Statement declared effective as soon as possible.

               (iii) The Company will promptly deliver to the Representatives three signed copies of the Registration Statement, including exhibits and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the several Underwriters such number of copies of any preliminary prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, and all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, without exhibits, as the Representatives may reasonably request.

               (iv) The Company will endeavor in good faith, in cooperation with the Representatives, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as the Representatives may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process in any action other than one arising out of the offering or sale of Shares in such jurisdiction.

               (v) The Company will make generally available (within the meaning of Section 11(a) of the Act) to its securityholders and to the Representatives as soon as practicable, but not later than 45 days after the end of its fiscal quarter in which the first anniversary date of the effective date of the Registration Statement occurs, an earnings statement (in form complying with the provisions of Rule 158 of the Regulations) covering a period of at least twelve consecutive months beginning on the first day of the first full month after the effective date of the Registration Statement.

               (vi) During the period of 60 days from the date of the Prospectus, the Company will not, without the Representatives' prior written consent, either directly or indirectly, offer to sell, contract to sell or otherwise sell, dispose of, loan, pledge or grant any rights with respect to any shares of Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock), other than (A) the Company's sale of Shares hereunder, (B) the Company's issuance of Common Stock upon the exercise of presently outstanding stock options or warrants, and (C) the grant of options pursuant to any existing option plan of the Company to purchase up to [200,000] shares of Common Stock to certain directors, officers or other employees of the Company; PROVIDED, HOWEVER, that such options are not exercisable during the 60-day lock-up period.

               (vii) The Company has obtained and delivered to the Representatives, no later than the close of business on the date hereof, a Lock-Up Agreement from each of its directors and senior officers and each holder of capital stock of the Company listed on Schedule II attached hereto.

               (viii) During a period of three years from the effective date of the Registration Statement, the Company will furnish to the Representatives copies of (A) all reports to its stockholders; and (B) all reports, financial statements and proxy or information statements filed by the Company with the Commission or any exchange upon which the Common Stock is listed or approved for quotation.

           (ix) The Company will apply the proceeds from the sale of the Shares by the Company as will be set forth under "Use of Proceeds" in the Prospectus.

          (b) The Selling Stockholders covenant and agree with the several Underwriters that:

               (i) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, each of the Selling Stockholders agrees to deliver to the Representatives prior to or at the Closing Date and, if applicable, the Additional Closing Date, a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

               (ii) Each of the Selling Stockholders specifically agrees that the Shares represented by the certificates held in custody for such Selling Stockholder under the Selling Agreements are subject to the interests of the Underwriters hereunder and that the arrangements made by such Selling Stockholder for such custody and the appointment by such Selling Stockholder of the Attorney-in-Fact by the Power of Attorney are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of the Selling Stockholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event, except as may be contemplated by the Selling Agreements. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur before the delivery of the Shares hereunder, certificates representing the Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Selling Agreements, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     6. PAYMENT OF EXPENSES. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay all costs and expenses incident to the performance of the obligations of the Company and the Selling Stockholders hereunder, including those in connection with (i) preparing, printing, duplicating, filing and distributing the Registration Statement, as originally filed and all amendments thereof (including all exhibits thereto), any preliminary prospectus, the Prospectus and any amendments thereof or supplements thereto (including, without limitation, fees and expenses of the Company's accountants and counsel), the underwriting documents (including this Agreement, the Agreement Among Underwriters and the Selling Agreements) and all other documents related to the public offering of the Shares (including those supplied to the Underwriters in quantities as hereinabove stated), (ii) the issuance, transfer and delivery of the Shares to the Underwriters, including any transfer or other taxes payable thereon, (iii) the qualification of the Shares under state or foreign securities or Blue Sky laws, including the costs of printing and mailing a preliminary and final "Blue Sky Survey" and the fees of counsel for the Underwriters and such counsel's disbursements in relation thereto, (iv) the inclusion of the Shares to be sold by the Company on the Nasdaq National Market, (v) the filing fees of the NASD; and (vi) the reasonable fees and expenses of one counsel acting on behalf of the Selling Stockholders; provided, however, that the Underwriters shall reimburse the Company for any and all of such expenses up to an aggregate amount not to exceed $________. Notwithstanding the foregoing, each Selling Stockholder will pay or cause to be paid all costs and expenses incident to the performance of such Selling Stockholder's obligations hereunder which are not otherwise specifically provided for in this Section 6, including the Underwriters' discount and commissions applicable to such Selling Stockholder's Shares.

     7. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The obligations of the several Underwriters to purchase and pay for the Company Shares and Stockholder Shares and, if applicable, the Additional Shares shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (or in the case of the Additional Shares as of the Additional Closing Date), to the absence from any certificates, opinions, written statements or letters furnished to the Representatives or to Haynes and Boone, LLP ("UNDERWRITERS' COUNSEL") pursuant to this Section 7 of any qualification or limitation not previously approved in writing by the Representatives, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to the following additional conditions:

          (a) The Registration Statement shall have become effective not later than 5:30 P.M., New York time, on the date of this Agreement, or at such later time and date as shall have been consented to in writing by the Representatives; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(a) hereof; and, at or prior to the Closing Date no Stop Order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

          (b) At the Closing Date and, if applicable, the Additional Closing Date, the Representatives shall have received the opinion of Weil, Gotshal & Manges LLP, counsel for the Company, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

              (i) The Company is a corporation duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation. The Company has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted and as described in the Prospectus.

               (ii) The Company has authorized capital stock as set forth in the Registration Statement and the Prospectus. All of the outstanding shares of Common Stock are duly authorized, validly issued, fully paid and nonassessable and were not issued in violation of any preemptive rights pursuant to law or the Company's certificate of incorporation or, to the knowledge of such counsel, in violation of or subject to any other preemptive rights. The Company Shares have been duly authorized and, when issued in accordance with this Agreement, will be validly issued, fully paid and nonassessable and will not have been issued in violation of any preemptive rights pursuant to law or the Company's certificate of incorporation or, to the knowledge of such counsel, in violation of or subject to any other preemptive rights. The Common Stock, the Firm Shares and the Additional Shares conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus.

               (iii) Based solely upon telephonic confirmation by representatives of the Nasdaq National Market, the Shares are duly authorized for listing on the Nasdaq National Market.

               (iv) This Agreement has been duly and validly authorized, executed and delivered by the Company and (assuming the due authorization, execution and delivery of this Agreement by the Representatives) constitutes the legal, valid and binding obligation of the Company enforceable against it in accordance with its terms

     (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and subject, as to enforceability, to general equitable principles including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and
     (ii) to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

               (v) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company do not and will not (A) conflict with or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, violate or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement, instrument, franchise, license or permit listed as an exhibit to the Registration Statement or (B) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or, to the knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, waiver, license or other action by or filing with any agency or body having jurisdiction over the Company pursuant to any New York or Delaware corporate or federal law or regulation is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

               (vi) The Registration Statement and the Prospectus (except for the financial statements and the notes thereto, financial statement schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Regulations. The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus and in any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial and statistical data included or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder.

               (vii) Based solely upon telephonic confirmation from the Commission, the Registration Statement has become effective under the Act, and, to the knowledge of such counsel, no Stop Order suspending the effectiveness of the Registration

     Statement has been issued and no proceedings for that purpose are pending before or overtly threatened by the Commission.

               (vii) To the extent that the Prospectus purports to summarize provisions of the Credit Agreement, the 12 3/4% Notes and the 8 3/8% Notes, such summaries accurately reflect in all material respects the provisions thereof purported to be summarized.

               (ix) To the extent that the Prospectus purports to summarize the terms of the Common Stock, Nonvoting Common Stock, $0.01 par value, and Preferred Stock, $0.01 par value, of the Company, such summary accurately reflects in all material respects the provisions relating to such securities in Article Fourth of the Company's Charter.

               (x) In addition, such opinion shall contain a statement that such counsel has participated in conferences with directors, officers and other representatives of the Company, representatives of the independent public accountants for the Company, representatives of the Underwriters and the representatives of counsel for the Underwriters, at which conferences the contents of the Registration Statement and the Prospectus and related matters were discussed, and, although such counsel need not pass on nor assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement and Prospectus (except to the extent specified in such opinion), no facts have come to the attention of such counsel which lead such counsel to believe that the Registration Statement, on the effective date thereof, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements contained therein not misleading or that the Prospectus, on the date thereof or on the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading (it being understood that such firm need express no belief or opinion with respect to the financial statements and schedules and other financial and statistical data included or incorporated by reference therein).

          In rendering such opinions, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and certificates or other written statements of officers of departments of various jurisdictions having custody of documents respecting the corporate existence or good standing of the Company and its subsidiaries, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

          (c) At the Closing Date and, if applicable, the Additional Closing Date, the Representatives shall have received the opinion of Otis H. Halleen, General Counsel for the Company, dated the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, to the effect that:

               (i) USSC is a corporation duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation. USSC has all requisite corporate power and authority to own, lease and operate its properties and carry on its business as now being conducted and as described in the Registration Statement and the Prospectus. All shares of the issued and outstanding capital stock of USSC are duly authorized, validly issued, fully paid and non-assessable and have not been issued in violation of any preemptive rights and, except as disclosed in the Registration Statement and the Prospectus, are owned directly by the Company, free and clear of any lien, claim, limitation or voting rights, option, security interest or other encumbrance.

               (ii) This Agreement has been duly and validly authorized, executed and delivered by USSC and (assuming the due authorization, execution and delivery of this Agreement by the Representative) constitutes the legal, valid and binding obligation of USSC, enforceable against it in accordance with its terms (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and subject, as to enforceability, to general equitable principles including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and (ii) to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

               (iii) To the best of such counsel's knowledge after due inquiry, there is no litigation or governmental or other action, suit, proceeding or investigation before any court or before or by any public, regulatory or governmental agency or body pending or threatened against, or involving the properties or business of, the Company or any of its subsidiaries, which, if resolved against the Company or such subsidiary, individually or, to the extent involving related claims or issues, in the aggregate, is of a character required to be disclosed in the Registration Statement and the Prospectus which has not been properly disclosed therein.

               (iv) The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby by the Company and USSC do not and will not (A) conflict with or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) or require consent under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to the terms of any agreement, instrument, franchise, license or permit listed as an exhibit to the Registration Statement or (B) violate or conflict with any provision of the certificate of incorporation or bylaws of the Company or any of its subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of its subsidiaries or any of their respective properties or assets is required for the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

          (d) At the Closing Date the Representatives shall have received the favorable opinion of Weil, Gotshal & Manges LLP, as counsel to certain of the Selling Stockholders, and such other counsel as is reasonably acceptable to the Underwriters with respect to each of the other Selling Stockholders, dated the Closing Date, addressed to the Underwriters and in form and substance satisfactory to Underwriters' Counsel, substantially to the effect that:

               (i) Each of this Agreement and the Selling Agreements has been duly and validly authorized, executed and delivered by or on behalf of each Selling Stockholder and (assuming the due authorization, execution and delivery of this Agreement by the Representatives) constitutes the legal, valid and binding obligation of each Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, (i) subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights and remedies generally and subject, as to enforceability, to general equitable principles including principles of commercial reasonableness, good faith and fair dealing (regardless of whether enforcement is sought in a proceeding at law or in equity), and
     (ii) to the extent that rights to indemnity and contribution hereunder may be limited by federal or state securities laws or the public policy underlying such laws.

               (ii) The sale of the Shares to be sold by such Selling Stockholder hereunder, and the compliance by such Selling Stockholder with all of the provisions of this Agreement and the Selling Agreements and the consummation of the transactions herein and therein contemplated will not conflict with, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument specified by such Selling Stockholder to such counsel as a material statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party to or by which such Selling Stockholder is bound or to which any of the properties or assets of such Selling Stockholder is subject nor will such action result in any violation of the provisions of the certificate of incorporation or bylaws of such Selling Stockholder if such Selling Stockholder is a corporation, the partnership agreement of such Selling Stockholder if such Selling Stockholder is a partnership, the terms of any trust agreement if such Selling Stockholder is a trust or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over such Selling Stockholder or other property of such Selling Stockholder.

               (iii) To the knowledge of such counsel, each Selling Stockholder has all requisite power and authority to execute, deliver and perform this Agreement and the Selling Agreements, and no consent, approval, authorization, waiver, license or other action by or filing with any agency or body having jurisdiction over such Selling Stockholder pursuant to any New York or Delaware corporate law (or other state law as to which such counsel may express such opinion, as is reasonably satisfactory to counsel for the Underwriters) or federal law or regulation is required for the execution, delivery and performance by such Selling Stockholder of this Agreement and the Selling Agreements and the consummation by such Selling Stockholder of the transactions contemplated hereby and thereby except for
     (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion) and (2) such as have been made or obtained under the Act.

               (iv) Upon delivery of the Shares to be sold by the Selling Stockholders pursuant to this Agreement and upon payment therefor, good, valid and marketable title to such Shares will pass to the Underwriters or their nominees, severally, free and clear, to the knowledge of such counsel, of all liens, encumbrances, equities or adverse claims other than those arising as a result of any action taken by the Underwriters, assuming that the Underwriters purchase such Shares in good faith and without notice of any adverse claims within the meaning of the Uniform Commercial Code.

          In rendering such opinions, such counsel may rely, as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Selling Stockholders, provided that copies of any such statements or certificates shall be delivered to Underwriters' Counsel.

          (e) At the Closing Date and, if applicable, the Additional Closing Date, the Representatives shall have received a certificate of the Chief Executive Officer and the Chief Financial Officer of the Company, dated the Closing Date or Additional Closing Date, as the case may be, to the effect that the condition set forth in subsection (a) of this Section 7 has been satisfied, that as of the date hereof and as of the Closing Date or Additional Closing

Date, as the case may be, the representations and warranties of the Company set forth in Section 1 hereof are accurate, and that as of the Closing Date or the Additional Closing Date, as the case may be, the obligations of the Company to be performed hereunder on or prior thereto have been duly performed.

          (f) At the Closing Date, the Representatives shall have received a certificate executed by the Attorney-in-Fact on behalf of each Selling Stockholder, dated the Closing Date, to the effect that the representations and warranties of such Selling Stockholder set forth in Section 2 hereof are accurate, and that as of the Closing Date, as the case may be, the obligations of such Selling Stockholder to be performed hereunder on or prior thereto have been duly performed.

          (g) At the time this Agreement is executed and at the Closing Date and Additional Closing Date, the Representatives shall have received a letter from Ernst & Young LLP, independent public accountants for the Company, dated, respectively, as of the date of this Agreement and as of the Closing Date or Additional Closing Date, as the case may be, addressed to the Underwriters and in form and substance satisfactory to the Representatives, to the effect that: (i) they are independent certified public accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations of the Commission thereunder and stating that the answer to Item 10 of the Registration Statement is correct insofar as it relates to them; (ii) stating that, in their opinion, the audited financial statements and schedules of the Company included in the Registration Statement and the Prospectus and covered by their opinion therein comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder; (iii) stating that, on the basis of procedures (but not an examination made in accordance with generally accepted auditing standards) consisting of a reading of the latest available unaudited interim consolidated financial statements of the Company and its subsidiaries, a reading of the minutes of meetings and consents of the stockholders and boards of directors of the Company and its subsidiaries and the committees of such boards subsequent to December 31, 1997, inquiries of officers and other employees of the Company and its subsidiaries who have responsibility for financial and accounting matters of the Company and its subsidiaries with respect to transactions and events subsequent to December 31, 1997, and other specified procedures and inquiries to a date not more than five days prior to the date of such letter, nothing has come to their attention that would cause them to believe that: (A) the unaudited consolidated financial statements and schedules of the Company included in the Registration Statement and the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the applicable published rules and regulations of the Commission thereunder or that such unaudited consolidated financial statements are not fairly presented in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement and the Prospectus except to the extent certain footnote disclosures have been omitted in accordance with applicable rules of the Commission under the Exchange Act;
(B) with respect to the period subsequent to

December 31, 1997, there were, as of the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and as of a specified date not more than five days prior to the date of such letter, any changes in the capital stock or long-term indebtedness of the Company or any decrease in the net current assets or stockholders' equity of the Company, in each case as compared with the amounts shown in the most recent balance sheet incorporated by reference in the Registration Statement and the Prospectus, except for changes or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; or (C) that during the period from December 31, 1997, to the date of the most recent available monthly consolidated financial statements of the Company and its subsidiaries, if any, and to a specified date not more than five days prior to the date of such letter, there was any decrease, as compared with the corresponding period in the prior fiscal year, in total revenues, or total or per share net income, except for decreases which the Registration Statement and the Prospectus disclose have occurred or may occur or which are set forth in such letter; and (iv) stating that they have compared specific dollar amounts, numbers of shares, percentages of revenues and earnings and other financial information pertaining to the Company and its subsidiaries set forth in the Registration Statement and the Prospectus, which have been specified by the Representatives prior to the date of this Agreement, to the extent that such amounts, numbers, percentages and information may be derived from the general accounting and financial records of the Company and its subsidiaries or from schedules furnished by the Company, and excluding any questions requiring an interpretation by legal counsel, with the results obtained from the application of specified readings, inquiries, and other appropriate procedures specified by the Representatives (which procedures do not constitute an examination in accordance with generally accepted auditing standards) set forth in such letter, and found them to be in agreement.

          (h) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be satisfactory in form and substance to the Representatives and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date and the Additional Closing Date, as the case may be, with respect to the sale of the Shares, the Registration Statement and the Prospectus and such other related matters, as the Representatives may reasonably require, and the Company and the Selling Stockholders shall have furnished to Underwriters' Counsel such documents as they request for the purpose of enabling them to pass upon such matters.

          (i) Prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

          (j) The Representatives shall have received from each person who is a director or senior officer of the Company and each holder of capital stock of the Company listed on Schedule II attached hereto, a Lock-Up Agreement to the effect that such person will not (i) make a Disposition of any Securities now owned or hereinafter acquired by such person or with respect to which such person has or hereinafter acquires the power of disposition, for a period of 90 days after the date of the Prospectus otherwise than (A) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the terms of the Lock-Up Agreement, (B) as a distribution to limited partners or stockholders of such person provided that the distributees thereof agree in writing to be bound by the terms of the Lock-Up Agreement, or (C) without the prior written consent of the Representatives, or (ii) make any demand for or exercise any right with respect to the registration of any Common Stock or other Securities of the Company.

          (k) The NASD, upon review of the terms of the public offering of the Firm Shares and the Additional Shares, shall not have objected to the Underwriters' participation in such offering.

          (l) The Company shall not have sustained, (i) since the date of this Agreement, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree required to be described in the Prospectus otherwise than as set forth or expressly contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus, there shall not have been any change in the capital stock (other than as disclosed in the Prospectus) or increase in principal amounts of long-term or short-term indebtedness of the Company or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company, otherwise than as set forth or expressly contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii) of this Section 7(k), in the Representatives' judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered on the Closing Date or the Additional Closing Date, as the case may be, on the terms and in the manner contemplated in the Prospectus.

          (m) The Firm Shares, and the Additional Shares upon any purchase pursuant to Section 3(c) hereof, have been listed on the Nasdaq National Market.

          If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representatives or to Underwriters' Counsel pursuant to this Section 7 shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be canceled by the Representatives at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be canceled by the Representatives at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company and the Selling Stockholders in writing, or by telephone, telex or telegraph, confirmed in writing.

     8.   INDEMNIFICATION.

          (a) The Company and USSC, jointly and severally, agree to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any and all losses, liabilities, claims, damages and expenses whatsoever (including, but not limited to, reasonable attorneys' fees and any and all expense whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that (i) the Company and USSC will not be liable in any such case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives expressly for use therein and (ii) the indemnity agreement contained in this
Section 8(a) with respect to any preliminary prospectus (or the Prospectus) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such preliminary prospectus (or the Prospectus) was corrected in the Prospectus (or the Prospectus as amended or supplemented) and delivery of such Prospectus (or the Prospectus as amended or supplemented) would have eliminated any such loss, liability, claim, damage or expense unless the failure is the result of non-compliance by the Company with Section 5(a)(iii) hereof. This indemnity will be in addition to any liability which the Company or USSC may otherwise have, including under this Agreement.

          (b) Each Selling Stockholder, severally and not jointly, agrees to indemnify and hold harmless each Underwriter, its officers, directors, partners, employees, agents and counsel, and each other person, if any, who controls any Underwriter, within the meaning of Section 15 of the Act or
Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information relating to such Selling Stockholder furnished to the Company by such Selling Stockholder expressly for use therein (including, without limitation, any and all information contained in the Prospectus under the caption "Principal and Selling Stockholders"); PROVIDED, HOWEVER, that the indemnity agreement contained in this Section 8(b) with respect to any preliminary prospectus (or the Prospectus) shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, liabilities, claims, damages or expenses purchased the Shares which is the subject thereof (or to the benefit of any person controlling such Underwriter) if at or prior to the written confirmation of the sale of such Shares a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such preliminary prospectus (or the Prospectus) was corrected in the Prospectus (or the Prospectus as amended or supplemented) and delivery of such Prospectus (or the Prospectus as amended or supplemented) would have eliminated any such loss, liability, claim, damage or expense unless the failure is the result of non-compliance by the Company with Section 5(a)(iii) hereof; and PROVIDED, FURTHER, that in no case shall any Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder in connection with its sale of shares of Common Stock hereunder. This indemnity will be in addition to any liability which any Selling Stockholder may otherwise have, including under this Agreement.

          (c) Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each Selling Stockholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever (including but not limited to attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the

Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein; PROVIDED, HOWEVER, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability which any Underwriter may otherwise have, including under this Agreement. The Company and each Selling Stockholder acknowledge that the statements set forth in the last paragraph of the cover page, in the two paragraphs on the inside front cover page of the Prospectus and in the table listing the Underwriters under the caption "Underwriting" in the Prospectus constitute the only information furnished in writing by or on behalf of any Underwriter expressly for use in the Registration Statement relating to the Shares as originally filed or in any amendment thereof, any related preliminary prospectus or the Prospectus or in any amendment thereof or supplement thereto, as the case may be.

          (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the commencement thereof (but the failure so to notify an indemnifying party shall not relieve it (i) from any liability which it may have under this Section 8 except to the extent that it has been prejudiced in any material respect by such failure or (ii) from any liability which it may have otherwise). In case any such action is brought against any indemnified party, and the indemnified party notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel satisfactory to such indemnified party to have charge of the defense of such action within a reasonable time after notice of commencement of the action, or (iii) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. Anything in this subsection to the contrary notwithstanding, an indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent; provided, however, that such consent was not unreasonably withheld.

     9. CONTRIBUTION. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8(a), (b) and (c) hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, USSC and the Selling Stockholders on the one hand and the Underwriters, severally, on the other hand, shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provisions (including any investigation, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company, USSC or any Selling Stockholder any contribution received by the Company, USSC or such Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company), to which the Company, USSC, one or more of the Selling Stockholders and one or more of the Underwriters may be subject, in such proportions as is appropriate to reflect the relative benefits received by the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or, if such allocation is not permitted by applicable law or if indemnification is not available as a result of the indemnifying party not having received notice as provided in
Section 8 hereof, in such proportion as is appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, USSC and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company, USSC and the Selling Stockholders on the one hand and the underwriting discounts and commissions received by the Underwriters, on the other hand, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of the Company, USSC and the Selling Stockholders on the one hand and of the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, USSC, the Selling Stockholders or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, USSC, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the

Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above. The Company and USSC shall be jointly and severally liable for the amounts to be contributed by any of them pursuant to the provisions of this Section 9. The Selling Stockholders shall be severally, and not jointly, liable for the amounts to be contributed by any of them pursuant to the provisions of this Section 9. The obligations of the Underwriters to contribute are several in proportion to their respective underwriting commitments and not joint.

     Notwithstanding the provisions of this Section 9, (i) in no case shall any Underwriter be liable or responsible (except as may otherwise be set forth in an agreement among the Underwriters) for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder, (ii) in no event shall any Selling Stockholder be liable for contribution under this Section 9 in any amount in excess of the total proceeds (net of underwriting discounts and commissions but before deducting expenses) received by such Selling Stockholder in connection with the sale of such Selling Stockholder shares of Common Stock hereunder less all amounts paid or payable by such Selling Stockholder pursuant to Section 8, and (iii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(a) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 9 and the preceding sentence, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. For purposes of this Section 9, (A) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Underwriter, (B) each person, if any, who controls a Selling Stockholder within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act shall have the same rights to contribution as such Selling Stockholder, and (C) each person, if any, who controls the Company within the meaning of
Section 15 of the Act or Section 20(a) of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 9, notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. No party shall be liable for contribution with respect to any action or claim settled without its consent; provided, however, that such consent was not unreasonably withheld.

     10.  DEFAULT BY AN UNDERWRITER.

          (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representatives pursuant to subsection (c) below) exceed in the aggregate 10% of the number of shares of Firm Shares or Additional Shares, as the case may be, which all Underwriters have agreed to purchase hereunder, then such Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names on Schedule I attached hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

          (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Representatives may, in their sole discretion, arrange for themselves or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Representatives do not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Selling Stockholders to sell the Additional Shares, shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, 8(a) and (b) and 9 hereof) or the several Underwriters (except in each case as provided in Sections 6, 8(a) and 9 hereof), but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other several Underwriters, the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

          (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters or are to be purchased by another party or parties as aforesaid, the Representatives or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be, for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "UNDERWRITER" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

     11. SURVIVAL OF REPRESENTATIONS AND AGREEMENTS. All representations and warranties, covenants and agreements of the Underwriters, the Selling Stockholders and the Company contained in this Agreement, including the agreements contained in Section 6, the indemnity agreements contained in
Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of (i) any Underwriter or any controlling person thereof, (ii) the Company, any of its officers and directors or any controlling person thereof or (iii) any Selling Stockholder or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the several Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9 and 12(d) hereof shall survive the termination of this Agreement, including pursuant to Sections 10 or 12 hereof.

     12.  EFFECTIVE DATE OF AGREEMENT; TERMINATION.

          (a) This Agreement shall become effective (i) if Rule 430A under the Act is not used, when the Representatives and the Company shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement. If either the initial public offering price or the purchase price per Share has not been agreed upon prior to 5:00 p.m., New York time, on the fifteenth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, USSC, the Selling Stockholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated (A) by the Company by notifying the Representatives and the Selling Stockholders,
(B) by joint action only of the Selling Stockholders directly or the Attorney-in-Fact on behalf of all the Selling Stockholders by notifying the Company and the Representatives or (C) by the Representatives notifying the Company, USSC and the Selling Stockholders. Notwithstanding the foregoing, provisions of this Section 12 and of Sections 1, 2, 6, 8 and 9 hereof shall at all times be in full force and effect.

          (b) The Representatives shall have the right to terminate this Agreement and the obligations of the Underwriters hereunder at any time prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date) by notice to the Company from the Representatives, without liability (other than with respect to Sections 8 and 9 hereof) on the part of any Underwriter, to the Company and the Selling Stockholders if, on or prior to such date, (i) trading in securities on the New York or American Stock Exchanges or in the Nasdaq National Market shall have been suspended or materially limited, or minimum or maximum prices shall have been established or maximum price ranges for prices for securities shall have been required, on the New York or American Stock Exchanges or in the Nasdaq National Market by the Commission, or by such exchange or other regulatory body or governmental authority having jurisdiction, (ii) a general banking moratorium shall have been declared by a federal or state authority or any new restriction materially and adversely affecting the Firm Shares or the Additional Shares, as the case may be, shall have become effective, (iii) there shall have occurred an outbreak or escalation of armed hostilities involving the United States on or after the date hereof, or if there has been a declaration by the United States of a national emergency or war, the effect of which shall be, in the Representatives' reasonable judgment, to make it inadvisable or impracticable to proceed with the sale and delivery of the Shares on the terms and in the manner contemplated in the Prospectus, (iv) any material adverse change shall have occurred since the respective dates as of which information is given in the Registration Statement or the Prospectus in the condition (financial or otherwise) of the Company and its subsidiaries taken as a whole, whether or not arising in the ordinary course of business other than as set forth in the Prospectus, or (v) there shall have occurred such a material adverse change in general economic, political or financial conditions or if the effect of international conditions on the financial markets in the United States shall be such as, in the Representatives' reasonable judgment, makes it inadvisable or impracticable to proceed with the sale and delivery of the Firm Share or the Additional Shares, as the case may be, on the terms contemplated hereby and by the Prospectus. The rights of the Representatives to terminate this Agreement will not be waived or otherwise relinquished by their failure to give notice of termination prior to the time that the event giving rise to the right to terminate shall have ceased to exist, provided that notice is given prior to the Closing Date (and, with respect to the Additional Shares, the Additional Closing Date).

          (c) Any notice of termination pursuant to this Section 12 shall be by telephone, telex, or telegraph, confirmed promptly in writing by letter.

          (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Representatives as provided in Section 12(a) hereof or (ii) Sections 10(b) or 12(b) hereof (except clause (iv)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the several Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company or any Selling Stockholder to perform any agreement herein or comply with any provision hereof, the Company agrees, upon demand by the Representatives, to reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the several Underwriters in connection herewith.

     13. NOTICE. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing and, if sent to any Underwriter, shall be mailed, sent by overnight delivery (by Federal Express or any other national overnight delivery service), hand delivered, or sent by telecopy (fax) and confirmed promptly in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 245 Park Avenue, New York, NY 10167, Attention:
Stephen M. Parish; if sent to the Company, USSC or any Selling Stockholder, shall be mailed, delivered, or telegraphed and confirmed promptly in writing to the Company, 2200 East Golf Road, Des Plaines, IL 60016, Attention:
Chairman of the Board.

     14. PARTIES. This Agreement shall inure solely to the benefit of, and shall be binding upon, the several Underwriters, the Selling Stockholders, the Company and USSC and the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

     15. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     16. COUNTERPARTS. This Agreement may be executed by any one or more parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     17. PARTIAL INVALIDITY. In case any provision of this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

           [THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

     If the foregoing correctly sets forth the understanding among the Representative (on behalf of the Underwriters), the Company, USSC and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among each of the Underwriters, the Company, USSC and each of the Selling Stockholders.

                                       Very truly yours,

                                       UNITED STATIONERS INC.


                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------

                                       UNITED STATIONERS SUPPLY CO.


                                       By:
                                          ----------------------------------
                                          Name:
                                               -----------------------------
                                          Title:
                                                ----------------------------

                                       Selling Stockholders named on
                                       Schedule III attached hereto Agreement


                                       *By:
                                           ---------------------------------
                                           Name:
                                               -----------------------------
                                           Title:
                                                ----------------------------

Accepted as of the date first above written on behalf of themselves and the other several
Underwriters named on Schedule I attached hereto.

BEAR, STEARNS & CO. INC.
DONALDSON, LUFKIN & JENRETTE
 SECURITIES CORPORATION
MORGAN STANLEY & CO. INCORPORATED
CLEARY GULL REILAND & MCDEVITT INC.

By: Bear, Stearns & Co. Inc.

By:
   ----------------------------------------------
Name:
     --------------------------------------------
Title:
      -------------------------------------------

-------------------
*As Attorney-in-Fact acting on behalf of each of the Selling Stockholders named on Schedule III attached hereto.

                                  SCHEDULE I

                                                                NUMBER OF
                                                             ADDITIONAL FIRM
                                                               SHARES TO BE
                                        TOTAL NUMBER        PURCHASED IF OVER-
                                      OF FIRM SHARES TO       ALLOTMENT IS
     NAME OF UNDERWRITER                 BE PURCHASED       EXERCISED IN FULL
-----------------------------------   ------------------    -----------------

Bear, Stearns & Co. Inc.

Donaldson, Lufkin & Jenrette
 Securities Corporation

Morgan Stanley & Co. Incorporated

Cleary Gull Reiland & McDevitt Inc.













Total                                     -----------           -----------
                                          -----------           -----------

                                  SCHEDULE II
                              Lock-Up Agreements


     The following stockholders of the Company, including all affiliates of such stockholders that beneficially own shares of Common Stock, will execute Lock-Up Agreements:

                                  SCHEDULE III

                                                               NUMBER OF
                                                         ADDITIONAL SHARES TO
                                        TOTAL NUMBER        BE SOLD IF OVER-
                                      OF FIRM SHARES          ALLOTMENT IS
                                        TO BE SOLD         EXERCISED IN FULL
                                      --------------     --------------------
The Company                              1,750,000

SELLING STOCKHOLDERS:
























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